--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 28, 1999



                            ATLANTIC BANCGROUP, INC.
             (Exact name of registrant as specified in its charter)
        -----------------------------------------------------------------


              Florida               001-15061                  59-3543956
 ----------------------------  ----------------------      ----------------
 (State or other jurisdiction  Commission File Number      (I.R.S. Employer
         Of incorporation)                                Identification No.)




                             1315 South Third Street
                      ------------------------------------

                        Jacksonville Beach, Florida 32250
                    (address of principal executive offices)
                  Registrant's telephone number: (904) 247-9494











--------------------------------------------------------------------------------

ITEM 5.           OTHER EVENTS

         On October 28, 1999, the common stock for Atlantic BancGroup, Inc. was approved for trading on the "Over-the-Counter Bulletin Board," with the stock price quoted on the "electronic pink sheets". The stock price is quoted under the symbol "ATBC". The initial Bid quote is $10.00 per share.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 28, 1999

                                                        ATLANTIC BANCGROUP, INC.
                                                                    (Registrant)


                             By: /s/ Michael Witherspoon
                             ---------------------------
                                     Michael Witherspoon
                                     President, Chief Executive Officer and duly
                                     authorized Officer of the Registrant